Powerful Science Meaningful Medicines Changing Lives Pegozafermin Phase 2b (ENLIVEN) Topline Results in Nonalcoholic Steatohepatitis (NASH) Nasdaq: ETNB Exhibit 99.2

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Pegozafermin – A Potentially Differentiated and Foundational NASH Drug Statistically Significant Results on Fibrosis Improvement and NASH Resolution Fibrosis improvement – 3.5x and NASH resolution – 12-14x placebo rate Favorable Safety and Tolerability Profile Significant Results with Weekly and Every-Two-Week Dosing on Both Endpoints Only drug in the category pursuing this optionality Rigorous Trial Increases Our Confidence in Phase 3 FDA guidance on endpoints and analysis; Rigorous biopsy reading methods; Large study

ENLIVEN Trial Design



MAIN STUDY
(24 weeks)
BLINDED EXTENSION PHASE
(24 weeks)
SCREENING
RANDOMIZATION
Placebo (QW or Q2W)
PLACEBO* (QW or Q2W)
Pegozafermin 15mg QW
Pegozafermin 15mg QW
Pegozafermin 30mg QW
Pegozafermin 30mg QW
Pegozafermin 44mg Q2W
Pegozafermin 44mg Q2W
B
B
Week 12
Week 24
Week 48
Primary endpoint
B Liver Biopsy
MRI-PDFF

PRIMARY ANALYSIS POPULATION

- F2-F3 NASH; NAS ≥4

PRIMARY ENDPOINTS

- ≥1-stage fibrosis improvement with no worsening of NASH[1]
- NASH resolution with no worsening of fibrosis[2]

KEY SECONDARY EFFICACY ENDPOINTS

- ≥2-point change in NAS with no worsening of fibrosis
- Non-invasive liver markers (liver fat, liver injury, fibrosis markers)

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1 Improvement in liver fibrosis by ≥1 stage and no worsening of steatohepatitis defined as no increase in NAS for ballooning, inflammation, or steatosis (FDA draft guidance).
2 Resolution of steatohepatitis is defined as absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0-1 for inflammation, 0 for ballooning and any value for steatosis (FDA draft guidance).
*Some placebo patients were re-randomized in the extension phase to receive pegozafermin.
NAS, NAFLD Activity Score; MRI-PDFF, Magnetic resonance imaging-estimated proton density fat fraction; QW: Every week; Q2W: Every 2 weeks

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Rigorous Biopsy Reading Method Designed to Identify Drug Effect All biopsies scored independently Pathologist #1 Score recorded 3 of 3 agree on score (full agreement) 2 of 3 agree on score (mode) Median or Consensus phone call Score recorded Score recorded Pathologist #2 Pathologist #3 >95% in ENLIVEN All biopsies scored independently by three pathologists (on 4 components of NASH-CRN criteria) Pathologists underwent protocol-specific harmonization training before and during trial Pathologists were blinded to subject, treatment and sequence Designed to reduce impact of individual reader bias and inter-reader variability

Patient Disposition and Analysis Sets



RANDOMIZED
N=222
Randomized Analysis Set
Randomized but not dosed (n=3)
DOSED
N=219
Safety Analysis Set
Ineligible per 3-panel read
Stage F1 (n=7)
Stage F4 (n=14)
Stage F2/F3 but NAS <4 (n=6)
F2/F3, NAS≥4
N=192
Full Analysis Set (FAS)
Placebo
n=61
15mg QW
n=14
30mg QW
n=66
44mg Q2W
n=51

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Analysis Sets were prospectively defined
Completer Analysis Set = FAS subjects with biopsies at both baseline and Week 24 (n=164).
MRI-PDFF Analysis Set = all subjects in FAS with baseline and at least one post-baseline MRI-PDFF assessment (n=181).

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Baseline Characteristics Well Balanced Across Dose Groups Source: Randomized Analysis Set. ALT, alanine aminotransferase; AST, aspartate aminotransferase; BMI, body mass index; NAFLD, nonalcoholic fatty liver disease; PRO-C3, N-terminal type III collagen propeptide; VCTE, Vibration-controlled transient elastography. Parameter Mean or % Placebo (n=71) 15mg QW (n=21) 30mg QW (n=73) 44mg Q2W (n=57) Total (n=222) Age (years) 56 55 55 55 56 Female 55% 43% 69% 65% 61% BMI (kg/m2) 38 38 35 36 37 Type 2 Diabetes 69% 86% 62% 61% 66% Fibrosis Stage (% F3) 66% 43% 64% 53% 60% NAFLD Activity Score 5.0 4.8 5.3 5.2 5.1 Liver Fat Content (MRI-PDFF) 16.7% 15.8% 16.7% 15.8% 16.4% Liver Stiffness (VCTE, kPa) 14.1 11.2 12.5 13.2 13.0 PRO-C3 (ng/mL) 50 62 54 52 53 ALT (U/L) 50 61 60 56 56 AST (U/L) 41 48 47 42 44 HbA1c, overall population (%) 6.6 7.0 6.6 6.7 6.7 Triglycerides (mg/dL) 170 186 175 165 172

Pegozafermin Demonstrated Statistical Significance on Fibrosis Improvement with Weekly and Every-Two-Week Dosing

Fibrosis Improvement Without Worsening of NASH at Week 24



p=0.008
p=0.008
p=0.1
40%
30%
20%
10%
0%
7%
22%
15%
26%
19%
27%
20%
Placebo
n=61
15mg QW
n=14
30mg QW
n=66
44mg Q2W
n=51

	Placebo	15mg QW	30mg QW	44mg Q2W
Relative Risk*	1.0	**2.9**	**3.5**	**3.6**

Relative risk is calculated by dividing drug response by placebo response

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* Relative risk presented is calculated by dividing the drug response by placebo response. Relative risk calculated using statistical methods show similar results.
Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by type 2 diabetes mellitus (T2DM) status (yes vs. no) and fibrosis stage (F2 vs. F3).

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Pre-Specified Additional Analyses Confirm Robustness of Primary Efficacy Results Source: FAS for ITT and Completer Analysis Set 30mg QW 44mg Q2W Completer Analysis Set (n=164) Effect Size (placebo-adjusted) 19% 20% p-value 0.009 0.008 Intent-to-treat (ITT; missing data = non-responder); (n=192) Effect Size (placebo-adjusted) 15% 16% p-value 0.019 0.015 Fibrosis Improvement Without Worsening of NASH at Week 24

p=0.008 p=0.008 p=ns p<0.0001 p=0.0002 p=ns p=0.04 p<0.001 p<0.05 Resmetirom2 Phase 3 | 52 weeks Clinical Data in Pre-Cirrhotic Patients ≥1 Stage Fibrosis Improvement with No Worsening of NASH (placebo-adjusted) *Drug response as multiple of placebo response is calculated by dividing drug response by placebo response 1 Results same for Completer Analysis Set 2 ≥1 stage fibrosis improvement with no worsening of NAS Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Pegozafermin Phase 2b | 24 weeks Multiple Imputation1 Ocaliva Phase 3 | 72 weeks Efruxifermin Phase 2b | 24 weeks Completers Analysis Lanifibranor Phase 2b | 24 weeks Semaglutide Phase 2 | 72 weeks p<0.05 Drug response as multiple of placebo response* 3.5 3.6 2.3 1.7 1.9 1.6 1.1 1.3 2.0 2.0

Descriptive Analysis Data of Cirrhotic (F4) Patients from ENLIVEN Fibrosis Improvement Without Worsening of NASH1 at Week 24 12/14 F4 patients enrolled in ENLIVEN had follow-up biopsies at week 24 n=1 n=11 5/11 patients had fibrosis improvement without worsening of NASH1 1Improvement in liver fibrosis by ≥1 stage and no worsening of steatohepatitis defined as no increase in NAS for ballooning, inflammation, or steatosis. An additional 4 patients had fibrosis improvement only (9/11 total treated patients)

Pegozafermin Demonstrated Statistical Significance on NASH Resolution at All Doses


NASH Resolution Without Worsening of Fibrosis at Week 24
p=0.0005
p=0.0009
p<0.0001
50%
40%
30%
20%
10%
0%
2%
37%
35%
23%
21%
26%
24%
Placebo
n=61
15mg QW
n=14
30mg QW
n=66
44mg Q2W
n=51

Relative Risk*	1.0	18.8	11.8	13.5

Relative risk is calculated by dividing drug response by placebo response

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* Relative risk presented is calculated by dividing the drug response by placebo response. Relative risk calculated using statistical methods show similar results.
Source: Full Analysis Set; multiple imputation analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3).

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Pre-Specified Additional Analyses Confirm Robustness of Primary Efficacy Results Source: FAS for ITT and Completer Analysis Set 15% 19% 20% 30mg QW 44mg Q2W Completer Analysis Set (n=164) Effect Size (placebo-adjusted) 21% 24% p-value 0.0009 0.0004 ITT (missing data = non-responder); (n=192) Effect Size (placebo-adjusted) 17% 20% p-value 0.0019 0.0009 NASH Resolution Without Worsening of Fibrosis at Week 24

Drug response as multiple of placebo response* Efruxifermin Clinical Data in Pre-Cirrhotic Patients NASH Resolution with No Worsening of Fibrosis * Drug response as multiple of placebo response is calculated by dividing drug response by placebo response 1 Results same for Completer Analysis Set 2 NASH resolution with ≥2 point reduction in NAS and no worsening of fibrosis Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Pegozafermin Ocalivia Lanifibranor Resmetirom2 Semaglutide Phase 2b | 24 weeks Multiple Imputation1 Phase 3 | 72 weeks Phase 2b | 24 weeks Phase 3 | 52 weeks Phase 2 | 72 weeks Phase 2b | 24 weeks Completers Analysis p=0.0009 p=0.0005 p=ns p<0.0001 p<0.0001 p<0.001 p<0.001 p<0.01 p=0.039 p=0.002 11.8 13.5 1.9 2.6 3.0 2.1 1.7 3.5 3.1 5.1

≥2-point NAS Improvement and no Worsening of Fibrosis1 at Week 24 Pegozafermin Demonstrated Statistical Significance on ≥2-point NAS Improvement 1 Full Analysis Set. Analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3) ***p<0.001 versus placebo. n=61 n=66 n=51 Results for the 15mg QW dose: 37%

Pegozafermin Demonstrated Robust Liver Fat Reduction with High Responder Rates by MRI-PDFF at Week 24



Mean Relative Reduction in Liver Fat vs Baseline1 at Week 24
Placebo n=48
30mg QW n=44
44mg Q2W n=33
0%
-10%
-20%
-30%
-40%
-50%
-60%
-14%
-52%***
-54%***
MRI-PDFF Analysis Set in subjects with >10% liver fat at baseline

Proportion of Patients Achieving ≥50% Reductions in Liver Fat[2] at Week 24

Placebo (n=48)	30mg QW (n=44)	44mg Q2W (n=33)
13%	66%***	67%***

Results for the 15mg QW dose: -33% (n=12; p=ns)

[1]Analysis via mixed model repeated measure (MMRM). [2]Analysis via Cochran-Mantel-Haenszel (CMH) test stratified by T2DM status (yes vs. no) and fibrosis stage (F2 vs. F3).
***p<0.001 versus placebo

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Pegozafermin Demonstrated Significant Improvements in Markers of Liver Injury (ALT and AST)


Mean Relative Reduction in ALT vs Baseline at Week 24
Placebo
n=61
30mg QW
n=66
44mg Q2W
n=51
0%
-10%
-20%
-30%
-40%
-50%
-5%
-42%***
-32%***

	Placebo	30mg QW	44mg Q2W
ALT normalization[1]	24%	**59%*** **	**65%*** **


Mean Relative Reduction in AST vs Baseline at Week 24
Placebo
n=61
30mg QW
n=66
44mg Q2W
n=51
0%
-10%
-20%
-30%
-40%
-50%
-5%
-39%***
-34%***

ALT Results for the 15mg QW dose: -38% (n=14; p<0.01)

[1]ALT normalization defined as patients with ALT ≥30 U/L at baseline (n=133) with end-of-study ALT <30 U/L.

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Source: Full Analysis Set: Analysis via mixed model with repeated measure (MMRM). Data presented as LS Means.
***p<0.001 versus placebo.

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Pegozafermin Demonstrated Significant Reductions in Non-Invasive Markers (NITs) of Hepatic Inflammation and Fibrosis

cT1 Responders at Week 24



80%
60%
40%
20%
0%
14%
61%***
38%*
Placebo
n=61
30mg QW
n=66
44mg Q2W
n=51

Placebo-adjusted	47%	24%

VCTE Absolute Change from Baseline at Week 24 (kPa)



1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
0.7
-3.0**
-2.4**
Placebo
n=61
30mg QW
n=66
44mg Q2W
n=51

Placebo-adjusted	-3.7	-3.1

PRO-C3 Percent Change from Baseline at Week 24



20%
0%
-20%
-40%
6%
-18%***
-17%***
Placebo
n=61
30mg QW
n=66
44mg Q2W
n=51

Placebo-adjusted	-24.5%	-23.7%

Results for the 15mg QW dose: cT1 40% (n=10; p=ns); VCTE -1.6 kPa (n=14; p=ns); PRO-C3 -5% (n=14; p=ns).

Source: Full Analysis Set for FibroScan and PRO-C3 assessments and MRI-PDFF analysis set for cT1, Analysis via MMRM for cT1 and PRO-C3, ANCOVA for VCTE. A patient is designated a cT1 responder with ≥80 msec reduction as compared to baseline. cT1 analysis was performed at sites where available.
*p<0.05, **p<0.01, ***p<0.001 versus placebo.

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Change in HbA1c from Baseline at Week 24 Pegozafermin Demonstrated Meaningful Reductions in HbA1c Source: Full Analysis Set for either overall population or FAS with baseline HbA1c ≥6.5%. Analysis via MMRM. Baseline HbA1c ≥6.5% n=31 n=32 n=25 Total Population n=61 n=66 n=51 *p<0.05, **p<0.01 versus placebo.

Pegozafermin Demonstrated Meaningful Changes in Serum Lipids

Percent Change in Serum Lipids from Baseline at Week 24


Triglycerides
0%
-10%
-20%
-30%
-6%
-27%***
-10%
Placebo n=61
30mg QW n=66
44mg Q2W n=51
Non-HDL Cholesterol
0%
-10%
0%
-7%
-7%
Placebo n=61
30mg QW n=66
44mg Q2W n=51
HDL Cholesterol
20%
10%
0%
-10%
-3%
14%***
6%*
Placebo n=61
30mg QW n=66
44mg Q2W n=51

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Source: Full Analysis Set. Analysis via van Eltren Test for triglycerides (reported as median) and mixed model with repeated measure (MMRM). Subjects with missing week 24 triglycerides are excluded from the non-parametric analysis. Non-HDL-cholesterol and HDL Cholesterol (reported as LS means) with changes from baseline (absolute or %) as dependent variables.
*p<0.05, **p<0.01, ***p<0.001 versus placebo.

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Pegozafermin Was Well Tolerated Across Doses Low incidence of treatment-related TEAEs Preferred Term Placebo (n=69) 15mg QW (n=21) 30mg QW (n=72) 44mg Q2W (n=57) Diarrhea 3% 24% 17% 9% Nausea 1% 14% 21% 18% Injection site erythema 3% 14% 14% 5% Injection site rash 1% 0 10% 4% Increased appetite 0 10% 13% 5% Source: Safety Analysis Set. AE table cutoff ≥10% of patients for placebo, 30mg QW and 44mg Q2W doses. Drug-related TEAEs in ≥10% of patients Most TEAEs were grade 1 or 2. No tremor reported. Related discontinuations: a Diarrhea [15 mg QW] ; b Diarrhea [30 mg QW]; Nausea [30 mg QW]; Diarrhea [30 mg QW]; ISR erythema [30 mg QW]; c Pancreatitis [44 mg Q2W]. Unrelated discontinuations: Angina [placebo]; Colon CA [30 mg QW]; COVID-19 [30 mg QW]. Placebo 15mg QW 30mg QW 44mg Q2W Drug-related AEs leading to discontinuation 0 5%a 6%b 2%c Drug-related Serious Adverse Event (SAE) 0 0 0 2%c

PEGOZAFERMIN Pegozafermin – A Potentially Differentiated and Foundational NASH Therapy FGF21 - promising mechanism Significant histology changes (Fibrosis improvement and NASH resolution) Broad metabolic benefits Favorable Safety and Tolerability profile Every-two-week dosing Liquid formulation prefilled syringe Rigorous Phase 2b trial = Increased confidence in Phase 3

APPENDIX

Over 60% of T2D Patients Prefer or Strongly Prefer Every-Two-Week Injections 63% Prefer or Strongly Prefer Preference of Every-Two-Week Injections Over Weekly Injections Every-two-week dosing provides opportunity for physicians to optimize therapy to patient preference Compliance is important in treatment for chronic, asymptomatic diseases Source: primary market research with 150 people with type 2 diabetes, 2019.